Exhibit 99.1
FOR IMMEDIATE RELEASE
January 20, 2011
WESTAMERICA BANCORPORATION REPORTS
FOURTH QUARTER 2010 RESULTS
San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported fourth quarter 2010 net income applicable to common equity of $23.7 million, or $0.81 diluted earnings per share (“EPS”), compared to $23.7 million, or $0.81 EPS in the prior quarter, and $23.3 million, or $0.79 EPS in the fourth quarter 2009. Fourth quarter 2010 net income applicable to common equity represents an 18 percent annualized return on average common equity.
“Westamerica’s net interest margin was 5.39 percent in the fourth quarter 2010. Yields on loans and investment securities are relatively low in the current interest rate environment, which has caused a reduction in asset yields. Our focus on checking and savings deposits delivered a 0.29 percent cost of funding our loans and securities, a much lower funding cost than our peers. We have worked diligently to operate efficiently in spite of cyclically higher problem loan workout costs and FDIC insurance assessments. From our total revenues of $72 million in the fourth quarter 2010, only $32 million was spent on operating expenses, delivering well over one-half of our revenue as pre-tax income for our shareholders,” said Chairman, President and CEO David Payne. “The credit quality of legacy Westamerica assets improved during the quarter as nonperforming assets declined $6 million to $33 million at December 31, 2010. Purchased nonperforming assets declined $12 million to $111 million at December 31, 2010, of which $69 million are indemnified by the FDIC under loss-sharing agreements. Common shareholders’ equity increased to $545 million at December 31, 2010 resulting in a total regulatory capital ratio of 15.5 percent,” Payne added.
Net interest income on a fully taxable equivalent basis (FTE) was $56.4 million for the fourth quarter 2010, compared to $56.7 million (FTE) for the prior quarter and $58.9 million (FTE) for the fourth quarter 2009. The fourth quarter 2010 annualized net interest margin was 5.39 percent (FTE), compared to 5.54 percent (FTE) for the prior quarter and 5.50 percent (FTE) for the fourth quarter 2009. The decline in net interest margin from the prior quarter is due to a decline in yields on loans and investment securities; current market yields are generally lower than yields on existing portfolios. The decline in net interest income in the fourth quarter 2010 compared to the fourth quarter 2009 is attributable to a lower net interest margin and lower levels of loans; loans have declined due to weak economic conditions and weak loan demand.

The provision for loan losses was $2.8 million for the fourth quarter 2010, unchanged from the prior quarter and down from $3.3 million for the fourth quarter 2009.
Noninterest income for the fourth quarter 2010 was $15.1 million, compared to $15.1 million in the prior quarter and $15.7 million the fourth quarter 2009. Service charges on deposit accounts were lower in both the fourth quarter 2010 and third quarter 2010 compared to the fourth quarter 2009 due to new overdraft regulations which were effective July 1, 2010.
Noninterest expense for the fourth quarter of 2010 totaled $31.5 million, unchanged from the prior quarter, and reduced from $32.8 million for the fourth quarter 2009. Westamerica continually manages its expense base as a general business practice in light of industry developments and economic conditions.
Non-performing originated assets totaled $33 million at December 31, 2010, reduced $6 million from September 30, 2010. Excluding repossessed loan collateral, nonperforming originated loans were $21.6 million compared to the allowance for loan losses of $35.6 million at December 31, 2010. Non-performing purchased loans indemnified by the Federal Deposit Insurance Corporation totaled $48 million at December 31, 2010 reduced from $56 million at September 30, 2010; such loans were measured at estimated fair value on the February 6, 2009 acquisition date. Nonperforming non-indemnified purchased loans totaled $39 million at December 31, 2010 compared to $38 million at September 30, 2010; such loans were measured at estimated fair value on the August 20, 2010 acquisition date.
Shareholders’ equity at December 31, 2010 was $545 million, increased from $541 million at September 30, 2010. Westamerica paid a regular quarterly dividend of $0.36 per common share in November 2010, totaling $10.5 million. At December 31, 2010, Westamerica Bancorporation’s total regulatory capital ratio was 15.5 percent and Westamerica Bank’s total regulatory capital ratio was 15.3 percent; both measurements exceed the “well-capitalized” level of ten percent under regulatory requirements.

Westamerica operates commercial banking offices throughout Northern and Central California. At December 31, 2010, Westamerica’s total assets and total loans outstanding were $4.9 billion and $2.9 billion, respectively.
Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
Westamerica Bancorporation
Robert A. Thorson — SVP & Chief Financial Officer
707-863-6840

FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products, or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2009 filed on Form 10-K and quarterly report for the quarter ended September 30, 2010 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, and the Sarbanes-Oxley Act of 2002, and mergers and acquisitions.
Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
#####

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
1. Net Income Summary.

		(dollars in thousands except per-share amounts)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Net Interest Income (Fully Taxable Equivalent)	$56,413	$58,949	-4.3%	$56,669	-0.5%	$226,683	$242,218	-6.4%
2	Provision for Loan Losses	2,800	3,300	-15.2%	2,800	0.0%	11,200	10,500	6.7%
3	Noninterest Income:
4	Gain on Acquisition	0	0	n/m	178	n/m	178	48,844	n/m
5	Other	15,142	15,696	-3.5%	14,893	1.7%	61,276	63,167	-3.0%

6	Total Noninterest Income	15,142	15,696	-3.5%	15,071	0.5%	61,454	112,011	n/m
7	Noninterest Expense	31,512	32,836	-4.0%	31,508	0.0%	127,147	140,776	-9.7%

8	Income Before Taxes (FTE)	37,243	38,509	-3.3%	37,432	-0.5%	149,790	202,953	n/m
9	Income Tax Provision (FTE)	13,512	14,348	-5.8%	13,723	-1.5%	55,213	77,527	n/m

10	Net Income	23,731	24,161	-1.8%	23,709	0.1%	94,577	125,426	n/m
11	Preferred Stock Dividends and Discount Accretion	0	812	n/m	0	n/m	0	3,963	n/m

12	Net Income Applicable to Common Equity	$23,731	$23,349	1.6%	$23,709	0.1%	$94,577	$121,463	n/m

13	Average Common Shares Outstanding	29,103	29,205	-0.3%	29,127	-0.1%	29,166	29,105	0.2%
14	Diluted Average Common Shares Outstanding	29,341	29,471	-0.4%	29,385	-0.1%	29,471	29,353	0.4%

15	Operating Ratios:
16	Basic Earnings Per Common Share	$0.82	$0.80	2.5%	$0.81	0.3%	$3.24	$4.17	n/m
17	Diluted Earnings Per Common Share	0.81	0.79	2.5%	0.81	0.0%	3.21	4.14	n/m
18	Return On Assets (annualized)	1.87%	1.85%		1.95%		1.95%	2.39%
19	Return On Common Equity (annualized)	17.5%	18.8%		17.9%		18.1%	25.8%
20	Net Interest Margin (FTE) (annualized)	5.39%	5.50%		5.54%		5.54%	5.42%
21	Efficiency Ratio (FTE)	44.0%	44.0%		43.9%		44.1%	39.7%

22	Dividends Paid Per Common Share	$0.36	$0.35	2.9%	$0.36	0.0%	$1.44	$1.41	2.1%
23	Common Dividend Payout Ratio	44%	44%		44%		45%	34%
2. Net Interest Income.

		(dollars in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Interest and Fee Income (FTE)	$59,477	$63,250	-6.0%	$59,765	-0.5%	$239,523	$261,598	-8.4%
2	Interest Expense	3,064	4,301	-28.8%	3,096	-1.0%	12,840	19,380	-33.7%

3	Net Interest Income (FTE)	$56,413	$58,949	-4.3%	$56,669	-0.5%	$226,683	$242,218	-6.4%

4	Average Earning Assets	$4,164,013	$4,268,101	-2.4%	$4,068,561	2.3%	$4,094,511	$4,472,660	-8.5%
5	Average Interest-Bearing Liabilities	2,964,999	2,985,494	-0.7%	2,830,355	4.8%	2,849,262	3,136,144	-9.1%

6	Yield on Earning Assets (FTE) (annualized)	5.68%	5.90%		5.84%		5.85%	5.85%
7	Cost of Funds (annualized)	0.29%	0.40%		0.30%		0.31%	0.43%
8	Net Interest Margin (FTE) (annualized)	5.39%	5.50%		5.54%		5.54%	5.42%
9	Interest Expense/Interest-Bearing Liabilities (annualized)	0.41%	0.57%		0.43%		0.45%	0.62%
10	Net Interest Spread (FTE) (annualized)	5.27%	5.33%		5.41%		5.40%	5.23%
3. Loans & Other Earning Assets.

		(average volume, dollars in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD
1	Total Assets	$5,032,157	$5,007,341	0.5%	$4,835,357	4.1%	$4,853,480	$5,086,637	-4.6%
2	Total Earning Assets	4,164,013	4,268,101	-2.4%	4,068,561	2.3%	4,094,511	4,472,660	-8.5%
3	Total Loans	2,958,095	3,124,583	-5.3%	2,937,501	0.7%	2,954,033	3,226,961	-8.5%
4	Commercial Loans	744,830	848,704	-12.2%	772,997	-3.6%	771,834	894,747	-13.7%
5	Commercial Real Estate Loans	1,283,836	1,265,086	1.5%	1,234,475	4.0%	1,245,369	1,283,114	-2.9%
6	Consumer Loans	929,429	1,010,793	-8.0%	930,029	-0.1%	936,830	1,049,100	-10.7%
7	Total Investment Securities	1,205,918	1,143,518	5.5%	1,131,060	6.6%	1,140,478	1,245,699	-8.4%
8	Available For Sale (Market Value)	601,764	392,229	53.4%	489,581	22.9%	483,214	407,498	18.6%
9	Held To Maturity	604,154	751,289	-19.6%	641,479	-5.8%	657,264	838,201	-21.6%
10	HTM Unrealized Gain at Period-End	13,983	9,335	n/m	24,044	n/m	13,983	9,335	n/m

11	Loans / Deposits	71.1%	76.7%		73.8%		73.9%	79.3%

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
4. Deposits & Other Interest-Bearing Liabilities.

		(average volume, dollars in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Total Deposits	$4,159,497	$4,074,105	2.1%	$3,981,437	4.5%	$3,998,490	$4,068,388	-1.7%
2	Noninterest Demand	1,468,098	1,425,867	3.0%	1,417,638	3.6%	1,412,702	1,354,534	4.3%
3	Interest-Bearing Transaction	721,521	669,519	7.8%	678,524	6.3%	682,278	696,638	-2.1%
4	Savings	1,063,554	979,973	8.5%	993,934	7.0%	994,604	951,457	4.5%
5	Time greater than $100K	556,635	564,539	-1.4%	549,459	1.3%	550,810	607,642	-9.4%
6	Time less than $100K	349,689	434,207	-19.5%	341,882	2.3%	358,096	458,117	-21.8%
7	Total Short-Term Borrowings	181,349	225,011	-19.4%	203,841	-11.0%	202,663	316,306	-35.9%
8	Fed Funds Purchased	0	0	n/m	0	n/m	0	107,732	n/m
9	Other Short-Term Funds	181,349	225,011	-19.4%	203,841	-11.0%	202,663	208,574	-2.8%
10	Federal Home Loan Bank Advances	65,868	85,728	n/m	36,298	n/m	34,378	79,417	n/m
11	Long-Term Debt	26,383	26,517	-0.5%	26,417	-0.1%	26,433	26,567	-0.5%
12	Shareholders’ Equity	537,204	514,497	4.4%	525,630	2.2%	522,183	524,324	-0.4%

13	Demand Deposits / Total Deposits	35.3%	35.0%		35.6%		35.3%	33.3%
14	Transaction & Savings Deposits / Total Deposits	78.2%	75.5%		77.6%		77.3%	73.8%
5. Interest Yields Earned & Rates Paid.

		(dollars in thousands)
		Q4’10			Q3’10	Q4’09
		Average	Income/	Yield */	Yield*/	Average	Income/	Yield*/
		Volume	Expense	Rate	Rate	Volume	Expense	Rate

1	Interest & Fees Income Earned
2	Total Earning Assets (FTE)	$4,164,013	$59,477	5.68%	5.84%	$4,268,101	$63,250	5.90%
3	Total Loans (FTE)	2,958,095	44,929	6.03%	6.13%	3,124,583	47,694	6.06%
4	Commercial Loans (FTE)	744,830	12,021	6.40%	6.29%	848,704	12,498	5.84%
5	Commercial Real Estate Loans	1,283,836	20,526	6.34%	6.65%	1,265,086	21,119	6.62%
6	Consumer Loans	929,429	12,382	5.29%	5.30%	1,010,793	14,077	5.53%
7	Total Investment Securities (FTE)	1,205,918	14,548	4.83%	5.09%	1,143,518	15,556	5.44%

8	Interest Expense Paid
9	Total Earning Assets	4,164,013	3,064	0.29%	0.30%	4,268,101	4,301	0.40%
10	Total Interest-Bearing Liabilities	2,964,999	3,064	0.41%	0.43%	2,985,494	4,301	0.57%
11	Total Interest-Bearing Deposits	2,691,399	2,002	0.30%	0.32%	2,648,238	3,024	0.45%
12	Interest-Bearing Transaction	721,521	233	0.13%	0.13%	669,519	238	0.14%
13	Savings	1,063,554	585	0.22%	0.27%	979,973	803	0.33%
14	Time less than $100K	349,689	345	0.39%	0.41%	434,207	845	0.77%
15	Time greater than $100K	556,635	839	0.60%	0.58%	564,539	1,138	0.80%
16	Total Short-Term Borrowings	181,349	453	0.98%	0.98%	225,011	560	0.98%
17	Fed Funds Purchased	0	0	0.00%	0.00%	0	0	0.00%
18	Other Short-Term Funds	181,349	453	0.98%	0.98%	225,011	560	0.98%
19	Federal Home Loan Bank Advances	65,868	187	1.11%	1.22%	85,728	295	1.35%
20	Long-Term Debt	26,383	422	6.40%	6.43%	26,517	422	6.36%

21	Net Interest Income and Margin (FTE)		$56,413	5.39%	5.54%		$58,949	5.50%

*	Annualized
6. Noninterest Income.

		(dollars in thousands except per share amounts)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Service Charges on Deposit Accounts	$7,984	$9,376	-14.8%	$8,162	-2.2%	$33,517	$36,392	-7.9%
2	Merchant Credit Card Income	2,427	2,250	7.9%	2,234	8.6%	9,057	9,068	-0.1%
3	ATM Fees & Interchange	930	901	3.3%	1,004	-7.4%	3,848	3,693	4.2%
4	Debit Card Fees	1,210	1,219	-0.8%	1,259	-3.9%	4,888	4,875	0.3%
5	Financial Services Commissions	164	163	0.5%	211	-22.5%	747	583	28.2%
6	Mortgage Banking Income	30	14	n/m	23	32.4%	112	82	36.2%
7	Trust Fees	447	373	19.9%	429	4.4%	1,705	1,429	19.3%
8	Other Income	1,950	1,400	39.2%	1,571	24.1%	7,402	7,045	5.1%

9	Sub-total	15,142	15,696	-3.5%	14,893	1.7%	61,276	63,167	-3.0%
10	Gain on Acquisition	0	0	n/m	178	n/m	178	48,844	n/m

11	Total Noninterest Income	$15,142	$15,696	-3.5%	$15,071	0.5%	$61,454	$112,011	n/m

12	Operating Ratios:
13	Total Revenue (FTE)	$71,555	$74,645	-4.1%	$71,740	-0.3%	$288,137	$354,229	n/m
14	Noninterest Income / Revenue (FTE)	21.2%	21.0%		21.0%		21.3%	31.6%
15	Service Charges / Avg. Deposits (annualized)	0.76%	0.91%		0.81%		0.84%	0.89%
16	Total Revenue Per Avg. Common Share (annualized)	$9.75	$10.14	-3.8%	$9.77	-0.2%	$9.88	$12.17	n/m

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
7. Noninterest Expense.

		(dollars in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Salaries & Benefits	$14,899	$15,170	-1.8%	$15,481	-3.8%	$61,748	$65,391	-5.6%
2	Occupancy	4,073	3,917	4.0%	3,962	2.8%	15,633	18,748	-16.6%
3	Equipment	1,091	1,240	-12.0%	1,067	2.3%	4,325	5,859	-26.2%
4	Outsourced Data Processing	2,328	2,260	3.0%	2,187	6.5%	8,957	9,000	-0.5%
5	Courier	859	927	-7.4%	826	3.9%	3,495	3,808	-8.2%
6	Postage	289	540	-46.5%	322	-10.3%	1,540	2,110	-27.0%
7	Telephone	448	490	-8.4%	346	29.6%	1,590	1,977	-19.6%
8	Professional Fees	896	1,003	-10.7%	950	-5.7%	3,376	3,583	-5.8%
9	Stationery & Supplies	329	364	-9.7%	276	19.5%	1,285	1,555	-17.4%
10	Loan Expense	391	342	14.3%	354	10.4%	1,639	2,031	-19.3%
11	Operational Losses	213	295	-27.7%	237	-10.2%	828	953	-13.1%
12	Amortization of Identifiable Intangibles	1,622	1,646	-1.5%	1,573	3.1%	6,333	6,697	-5.4%
13	FDIC Insurance Assessment	1,320	1,440	-8.3%	1,268	4.1%	5,168	6,260	-17.4%
14	Other Operating	2,754	3,202	-14.0%	2,659	3.6%	11,230	12,804	-12.3%

15	Total Noninterest Expense	$31,512	$32,836	-4.0%	$31,508	0.0%	$127,147	$140,776	-9.7%

16	Average (Avg.) Full Time Equivalent Staff	1,006	1,056	-4.7%	1,004	0.2%	1,015	1,115	-9.0%
17	Avg. Assets / Avg. Full Time Equivalent Staff	$5,002	$4,742	5.5%	$4,816	3.9%	$4,782	$4,562	4.8%
18	Operating Ratios:
19	FTE Revenue / Avg. Full Time Equiv. Staff (annualized)	$282	$280	0.7%	$283	-0.4%	$284	$318	-10.7%
20	Noninterest Expense / Avg. Earning Assets (annualized)	3.00%	3.05%		3.07%		3.11%	3.15%
21	Noninterest Expense / FTE Revenues	44.0%	44.0%		43.9%		44.1%	39.7%
8. Provision for Loan Losses.

		(dollars in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD

1	Average Total Loans	$2,958,095	$3,124,583	-5.3%	$2,937,501	0.7%	$2,954,033	$3,226,961	-8.5%
2	Avg. Total Purchased Covered Loans (1)	704,728	889,101	-20.7%	743,126	-5.2%	766,369	897,942	-14.7%
3	Avg. Total Purchased Non-Covered Loans (2)	207,450	0	n/m	97,438	112.9%	76,158	0	n/m
4	Avg. Total Originated Loans	2,045,917	2,235,482	-8.5%	2,096,937	-2.4%	2,111,506	2,329,019	-9.3%

5	Provision for Loan Losses	$2,800	$3,300	-15.2%	$2,800	0.0%	$11,200	$10,500	6.7%
6	Gross Loan Losses	6,342	6,533	-2.9%	5,216	21.6%	20,268	17,267	17.4%
7	Net Loan Losses	5,293	4,940	7.1%	4,387	20.6%	16,607	13,927	19.2%
8	Recoveries / Gross Loan Losses	17%	24%		16%		18%	19%
9	Net Loan Losses / Avg. Originated Loans (a)	1.03%	0.88%		0.83%		0.79%	0.60%
10	Provision for Loan Losses / Avg. Originated Loans (a)	0.54%	0.59%		0.53%		0.53%	0.45%
11	Provision for Loan Losses / Net Loan Losses	52.9%	66.8%		63.8%		67.4%	75.4%

(1)	Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.

Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

(a)	annualized

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
9. Credit Quality.

		(dollars in thousands)
				12/31/10 /		12/31/10 /
		12/31/10	12/31/09	12/31/09	9/30/10	9/30/10	6/30/10	3/31/10	9/30/09
1	Nonperforming Originated Loans:
2	Nonperforming Nonaccrual Loans	$20,845	$19,837	5.1%	$19,194	8.6%	$19,941	$20,230	$31,352
3	Performing Nonaccrual Loans	23	25	n/m	233	n/m	24	57	61

4	Total Nonaccrual Loans	20,868	19,862	5.1%	19,427	7.4%	19,965	20,287	31,413
5	Accruing Loans 90+ Days Past Due	766	800	-4.3%	686	11.7%	712	746	1,212

6	Total	21,634	20,662	4.7%	20,113	7.6%	20,677	21,033	32,625
7	Repossessed Originated Loan Collateral	11,424	12,642	-9.6%	19,285	-40.8%	18,028	14,266	4,319

8	Total Originated Nonperforming Assets	33,058	33,304	-0.7%	39,398	-16.1%	38,705	35,299	36,944

9	Nonperforming Purchased Covered Loans (1):
10	Nonperforming Nonaccrual Loans	28,581	66,965	-57.3%	39,783	-28.2%	37,438	52,431	53,255
11	Performing Nonaccrual Loans	18,564	18,183	2.1%	12,388	49.9%	22,908	25,731	26,277

12	Total Nonaccrual Loans	47,145	85,148	-44.6%	52,171	-9.6%	60,346	78,162	79,532
13	Accruing Loans 90+ Days Past Due	355	210	n/m	4,078	n/m	249	317	935

14	Total	47,500	85,358	-44.4%	56,249	-15.6%	60,595	78,479	80,467
15	Repossessed Purchased Covered Loan Collateral (1)	21,791	23,297	-6.5%	25,251	-13.7%	23,670	22,305	18,740

16	Total Nonperforming Purchased Covered Assets (1)	69,291	108,655	-36.2%	81,500	-15.0%	84,265	100,784	99,207

17	Nonperforming Purchased Non-Covered Loans (2):
18	Nonperforming Nonaccrual Loans	29,311	0	n/m	18,304	60.1%	0	0	0
19	Performing Nonaccrual Loans	9,852	0	n/m	19,554	-49.6%	0	0	0

20	Total Nonaccrual Loans	39,163	0	n/m	37,858	3.4%	0	0	0
21	Accruing Loans 90+ Days Past Due	1	0	n/m	0	n/m	0	0	0

22	Total	39,164	0	n/m	37,858	3.5%	0	0	0
23	Repossessed Purchased Non-Covered Loan Collateral (2)	2,196	0	n/m	2,916	-24.7%	0	0	0

24	Total Nonperforming Purchased Non-Covered Assets (2)	41,360	0	n/m	40,774	1.4%	0	0	0

25	Total Nonperforming Assets	$143,709	$141,959	n/m	$161,672	n/m	$122,970	$136,083	$136,151

26	Total Originated Loans Outstanding	$2,029,541	$2,201,088	-7.8%	$2,077,915	-2.3%	$2,124,570	$2,146,580	$2,267,130
27	Total Purchased Covered Loans Outstanding (1)	692,972	855,301	-19.0%	718,618	-3.6%	763,619	809,503	932,656
28	Total Purchased Non-Covered Loans Outstanding (2)	199,571	0	n/m	212,318	-6.0%	0	0	0

29	Total Loans Outstanding	$2,922,084	$3,056,389	-4.4%	$3,008,851	-2.9%	$2,888,189	$2,956,083	$3,199,786

30	Total Assets	$4,931,524	$4,975,501	-0.9%	$4,977,871	-0.9%	$4,727,086	$4,745,495	$4,971,159

31	Originated Loans:
32	Allowance for Loan Losses	$35,636	$41,043	-13.2%	$38,129	-6.5%	$39,716	$40,316	$42,683
33	Allowance/Originated Loans	1.76%	1.86%		1.83%		1.87%	1.88%	1.88%
34	Nonperforming Originated Loans/Originated Loans	1.07%	0.94%		0.97%		0.97%	0.98%	1.44%
35	Allowance/Originated Nonperforming Loans	165%	199%		190%		192%	192%	131%

36	Purchased Covered Loans (1):
37	Fair Value Discount on Purchased Covered Loans	$61,784	$93,251		$66,459		$75,522	$83,325	$98,738
38	Discount/Purchased Covered Loans, gross	8.19%	9.83%		8.47%		9.00%	9.33%	9.57%
39	Nonperforming Purchased Covered Loans/Total Cvd Loans	6.85%	9.98%		7.83%		7.94%	9.69%	8.63%

40	Purchased Non-Covered Loans (2):
41	Fair Value Discount on Purchased Non-Covered Loans	$32,381	n/m		$36,935		n/m	n/m	n/m
42	Discount/Purchased Non-Covered Loans, gross	13.96%	n/m		14.82%		n/m	n/m	n/m
43	Nonperforming Purchased NC Loans/Total NC Loans	19.62%	n/m		17.83%		n/m	n/m	n/m

(1)	Purchased covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.

Purchased covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans and other real estate owned represent purchased assets recorded at estimated fair value at August 20, 2010, the date of purchase.

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
10. Capital.

		(dollars in thousands, except per-share amounts)
				12/31/10 /		12/31/10 /
		12/31/10	12/31/09	12/31/09	9/30/10	9/30/10	6/30/10	3/31/10	9/30/09
1	Common Shareholders’ Equity	$545,287	$505,448	7.9%	$541,173	0.8%	$527,681	$519,131	$494,383
2	Preferred Shareholder’s Equity	0	0	n/m	0	n/m	0	0	41,335
3	Total Shareholders’ Equity	545,287	505,448	7.9%	541,173	0.8%	527,681	519,131	535,718
4	Tier I Regulatory Capital	412,463	370,011	11.5%	399,781	3.2%	391,538	383,568	394,283
5	Total Regulatory Capital	449,876	406,339	10.7%	437,615	2.8%	426,674	419,541	431,913

6	Total Assets	4,931,524	4,975,501	-0.9%	4,977,871	-0.9%	4,727,086	4,745,495	4,971,159
7	Risk-Adjusted Assets	2,901,802	2,803,007	3.5%	2,941,691	-1.4%	2,714,429	2,758,122	2,866,814

8	Total Shareholders’ Equity / Total Assets	11.06%	10.16%		10.87%		11.16%	10.94%	10.78%
9	Total Shareholders’ Equity / Total Loans	18.66%	16.54%		17.99%		18.27%	17.56%	16.74%
10	Tier I Capital /Total Assets	8.36%	7.44%		8.03%		8.28%	8.08%	7.93%
11	Tier I Capital / Risk-Adjusted Assets	14.21%	13.20%		13.59%		14.42%	13.91%	13.75%
12	Total Capital / Risk-Adjusted Assets	15.50%	14.50%		14.88%		15.72%	15.21%	15.07%
13	Tangible Common Equity Ratio	8.15%	7.22%		7.95%		8.17%	7.92%	6.95%
14	Common Shares Outstanding	29,090	29,208	-0.4%	29,118	-0.1%	29,118	29,206	29,207
15	Common Equity Per Share	$18.74	$17.31	8.3%	$18.59	0.8%	$18.12	$17.77	$16.93
16	Market Value Per Common Share	$55.47	$55.37	0.2%	$54.49	1.8%	$52.52	$57.65	$52.00

17	Share Repurchase Programs

		(shares in thousands)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD
18	Total Shares Repurchased / Canceled	128	11	n/m	97	n/m	533	41	n/m
19	Average Repurchase Price	$50.35	$52.16	-3.5%	$52.08	-3.3%	$53.87	$47.62	13.1%
20	Net Shares Repurchased (Issued)	28	(1)	n/m	1	n/m	118	(328)	n/m

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
11. Period-End Balance Sheets.

		(unaudited, dollars in thousands)
				12/31/10 /		12/31/10 /
		12/31/10	12/31/09	12/31/09	9/30/10	9/30/10	6/30/10	3/31/10	9/30/09
1	Assets:
2	Cash and Money Market Assets	$339,185	$361,577	-6.2%	$344,561	-1.6%	$294,582	$253,571	$180,521

3	Investment Securities Available For Sale	671,484	384,208	74.8%	569,511	17.9%	466,500	414,987	391,644
4	Investment Securities Held to Maturity	580,728	726,935	-20.1%	618,838	-6.2%	652,958	690,585	780,846

5	Purchased Covered Loans (1)	692,972	855,301	-19.0%	718,618	-3.6%	763,619	809,503	932,656
6	Purchased Non-Covered Loans (2)	199,571	0	n/m	212,318	-6.0%	0	0	0
7	Originated Loans	2,029,541	2,201,088	-7.8%	2,077,915	-2.3%	2,124,570	2,146,580	2,267,130
8	Allowance For Loan Losses	(35,636)	(41,043)	-13.2%	(38,129)	-6.5%	(39,716)	(40,316)	(42,683)

9	Total Loans, net	2,886,448	3,015,346	-4.3%	2,970,722	-2.8%	2,848,473	2,915,767	3,157,103

10	Non-Covered Other Real Estate Owned	13,620	12,642	7.7%	22,201	-38.7%	18,028	14,266	4,319
11	Covered Other Real Estate Owned, net (1)	21,791	23,297	-6.5%	25,251	-13.7%	23,670	22,305	18,740
12	Premises and Equipment	36,278	38,098	-4.8%	36,271	0.0%	36,816	37,423	38,982
13	Identifiable Intangible Assets	34,604	35,667	-3.0%	36,226	-4.5%	32,529	34,070	38,264
14	Goodwill	121,673	121,699	0.0%	121,673	0.0%	121,673	121,699	121,699
15	Interest Receivable and Other Assets	225,713	256,032	-11.8%	232,617	-3.0%	231,857	240,822	239,041

16	Total Assets	$4,931,524	$4,975,501	-0.9%	$4,977,871	-0.9%	$4,727,086	$4,745,495	$4,971,159

17	Liabilities and Shareholders’ Equity:
18	Deposits:
19	Noninterest Bearing	$1,454,663	$1,428,432	1.8%	$1,428,882	1.8%	$1,427,611	$1,376,760	$1,377,215
20	Interest-Bearing Transaction	718,885	669,004	7.5%	689,372	4.3%	642,202	653,872	660,001
21	Savings	1,063,837	971,384	9.5%	1,032,003	3.1%	954,285	957,126	962,823
22	Time	895,576	991,388	-9.7%	922,441	-2.9%	866,462	907,271	1,024,587

23	Total Deposits	4,132,961	4,060,208	1.8%	4,072,698	1.5%	3,890,560	3,895,029	4,024,626

24	Short-Term Borrowed Funds	107,385	227,178	-52.7%	193,202	-44.4%	210,503	211,756	222,030
25	Federal Home Loan Bank Advances	61,698	85,470	-27.8%	66,934	n/m	10,223	10,306	85,904
25	Debt Financing and Notes Payable	26,363	26,497	-0.5%	26,396	-0.1%	26,430	26,464	26,531
26	Liability For Interest, Taxes and Other	57,830	70,700	-18.2%	77,468	-25.4%	61,689	82,809	76,350

27	Total Liabilities	4,386,237	4,470,053	-1.9%	4,436,698	-1.1%	4,199,405	4,226,364	4,435,441

28	Shareholders’ Equity:
29	Preferred Stock	0	0	n/m	0	n/m	0	0	41,335
30	Common Equity:
31	Paid-In Capital	381,609	368,732	3.5%	378,847	0.7%	375,713	371,982	368,032
32	Accumulated Other Comprehensive Income	159	3,714	n/m	7,238	-97.8%	6,314	4,796	6,053
33	Retained Earnings	163,519	133,002	22.9%	155,088	5.4%	145,654	142,353	120,298

34	Total Common Equity	545,287	505,448	7.9%	541,173	0.8%	527,681	519,131	494,383

35	Total Shareholders’ Equity	545,287	505,448	7.9%	541,173	0.8%	527,681	519,131	535,718

36	Total Liabilities and Shareholders’ Equity	$4,931,524	$4,975,501	-0.9%	$4,977,871	-0.9%	$4,727,086	$4,745,495	$4,971,159

(1)	Purchased covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.

Purchased covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

(2)	Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

Public Information January 20, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2010
12. Income Statements.

		(unaudited, dollars in thousands, except per-share amounts)
				Q4’10 /		Q4’10 /			12/31’10YTD /
		Q4’10	Q4’09	Q4’09	Q3’10	Q3’10	12/31’10YTD	12/31’09YTD	12/31’09YTD
1	Interest and Fee Income:
2	Loans	$44,028	$46,653	-5.6%	$44,434	-0.9%	$177,224	$189,801	-6.6%
3	Money Market Assets and Funds Sold	0	0	n/m	1	n/m	2	3	n/m
4	Investment Securities Available For Sale	4,657	3,996	16.5%	4,189	11.2%	16,766	16,547	1.3%
5	Investment Securities Held to Maturity	6,186	7,847	-21.2%	6,579	-6.0%	27,163	35,598	-23.7%

6	Total Interest Income	54,871	58,496	-6.2%	55,203	-0.6%	221,155	241,949	-8.6%

7	Interest Expense:
8	Transaction Deposits	233	238	-2.3%	226	2.9%	894	999	-10.6%
9	Savings Deposits	585	803	-27.2%	666	-12.1%	2,649	3,678	-28.0%
10	Time Deposits	1,184	1,983	-40.3%	1,155	2.5%	5,175	9,872	-47.6%
11	Short-Term Borrowed Funds	453	560	-19.0%	511	-11.3%	1,991	2,132	-6.6%
12	Federal Home Loan Bank Advances	187	295	n/m	113	n/m	437	1,010	n/m
13	Debt Financing and Notes Payable	422	422	0.0%	425	-0.7%	1,694	1,689	0.3%

14	Total Interest Expense	3,064	4,301	-28.8%	3,096	-1.0%	12,840	19,380	-33.7%

15	Net Interest Income	51,807	54,195	-4.4%	52,107	-0.6%	208,315	222,569	-6.4%

16	Provision for Loan Losses	2,800	3,300	-15.2%	2,800	0.0%	11,200	10,500	6.7%

17	Noninterest Income:
18	Service Charges on Deposit Accounts	7,984	9,376	-14.8%	8,162	-2.2%	33,517	36,392	-7.9%
19	Merchant Credit Card	2,427	2,250	7.9%	2,234	8.6%	9,057	9,068	-0.1%
20	ATM Fees & Interchange	930	901	3.3%	1,004	-7.4%	3,848	3,693	4.2%
21	Debit Card Fees	1,210	1,219	-0.8%	1,259	-3.9%	4,888	4,875	0.3%
22	Financial Services Commissions	164	163	0.5%	211	-22.5%	747	583	28.2%
23	Mortgage Banking	30	14	n/m	23	32.4%	112	82	36.2%
24	Trust Fees	447	373	19.9%	429	4.4%	1,705	1,429	19.3%
25	Gain on Acquisition	0	0	n/m	178	n/m	178	48,844	n/m
26	Other	1,950	1,400	39.2%	1,571	24.1%	7,402	7,045	5.1%

27	Total Noninterest Income	15,142	15,696	-3.5%	15,071	0.5%	61,454	112,011	n/m

28	Noninterest Expense:
29	Salaries and Related Benefits	14,899	15,170	-1.8%	15,481	-3.8%	61,748	65,391	-5.6%
30	Occupancy	4,073	3,917	4.0%	3,962	2.8%	15,633	18,748	-16.6%
31	Equipment	1,091	1,240	-12.0%	1,067	2.3%	4,325	5,859	-26.2%
32	Outsourced Data Processing	2,328	2,260	3.0%	2,187	6.5%	8,957	9,000	-0.5%
33	Amortization of Identifiable Intangibles	1,622	1,646	-1.5%	1,573	3.1%	6,333	6,697	-5.4%
34	Professional Fees	896	1,003	-10.7%	950	-5.7%	3,376	3,583	-5.8%
35	FDIC Insurance Assessment	1,320	1,440	-8.3%	1,268	4.1%	5,168	6,260	-17.4%
36	Other	5,283	6,160	-14.2%	5,020	5.2%	21,607	25,238	-14.4%

37	Total Noninterest Expense	31,512	32,836	-4.0%	31,508	0.0%	127,147	140,776	-9.7%

38	Income Before Income Taxes	32,637	33,755	-3.3%	32,870	-0.7%	131,422	183,304	n/m
39	Income Tax Provision	8,906	9,594	-7.2%	9,161	-2.8%	36,845	57,878	n/m

40	Net Income	23,731	24,161	-1.8%	23,709	0.1%	94,577	125,426	n/m
41	Preferred Stock Dividends and Discount Accretion	0	812	n/m	0	n/m	0	3,963	n/m

42	Net Income Applicable to Common Equity	$23,731	$23,349	1.6%	$23,709	0.1%	$94,577	$121,463	n/m

43	Average Common Shares Outstanding	29,103	29,205	-0.3%	29,127	-0.1%	29,166	29,105	0.2%
44	Diluted Average Common Shares Outstanding	29,341	29,471	-0.4%	29,385	-0.1%	29,471	29,353	0.4%

45	Per Common Share Data:
46	Basic Earnings	$0.82	$0.80	2.5%	$0.81	0.3%	$3.24	$4.17	n/m
47	Diluted Earnings	0.81	0.79	2.5%	0.81	0.0%	3.21	4.14	n/m
48	Dividends Paid	0.36	0.35	2.9%	0.36	0.0%	1.44	1.41	2.1%